UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2006 (March 14, 2006)

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2006, the Board of Directors of Susquehanna Bancshares, Inc. and the Compensation Committee of the Board of Directors approved a schedule setting forth director compensation for duties performed in 2006. The schedule is effective as of January 1, 2006.

A copy of the schedule is attached to this filing on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit
99.1	Director Compensation Schedule of Susquehanna Bancshares, Inc., as approved by the Board of Directors and Compensation Committee of the Board of Directors of Susquehanna Bancshares, Inc. on March 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ William J. Reuter
William J. Reuter
Chairman of the Board, President and Chief Executive Officer

Dated: March 17, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Director Compensation Schedule of Susquehanna Bancshares, Inc., as approved by the Board of Directors and Compensation Committee of the Board of Directors of Susquehanna Bancshares, Inc. on March 14, 2006